EXHIBIT 10.6 (c)
SECOND AMENDMENT
     This Second Amendment (this “Amendment Agreement”) is entered into as of January 29, 2010 by and among Lehman Commercial Paper Inc. (“Lehman”), a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (defined below) acting alone or through one or more of its branches as the Administrative Agent (in such capacity, the “Existing Agent”) under that certain Credit Agreement (as defined below), the Required Lenders party hereto, Successor Agent (as defined below), each Loan Party, and Cinemark USA, Inc. (the “Borrower”). Defined terms in the Credit Agreement have the same meanings where used herein, unless otherwise defined.
RECITALS
     WHEREAS, the Borrower, the Lenders, the Existing Agent, and the other agents and arrangers party thereto have entered into the Credit Agreement dated as of October 5, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
     WHEREAS, on October 5, 2008, the Existing Agent commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”);
     WHEREAS, the Existing Agent desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents; and
     WHEREAS, the Required Lenders desire to appoint Barclays Bank PLC (“Barclays”) as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents, the Borrower desires to approve such appointment, and the Successor Agent wishes to accept such appointment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
     1. Agency Resignation, Waiver, Consent and Appointment.
     (a) As of the Effective Date (as defined below), (i) the Existing Agent hereby resigns as the Administrative Agent as provided under Section 9.9 (Successor Agents) of the Credit Agreement and shall have no further obligations under the Loan Documents in such capacity; (ii) the Required Lenders hereby appoint Barclays as successor Administrative Agent under the Credit Agreement and the other Loan Documents; (iii) the Borrower and Required Lenders hereby waive any notice requirement provided for under Section 9.9 (Successor Agents) of the Credit Agreement in respect of such resignation or appointment and the requirement in Section 9.9 (Successor Agents) that the successor agent must be selected from among the Lenders; (iv) the Borrower and Required Lenders hereby consent to the appointment of the Successor Agent; (v) Barclays hereby accepts its appointment as Successor Agent; (vi) the Successor Agent shall bear no responsibility for any actions taken or omitted to be taken by the Existing Agent while the Existing Agent served as Administrative Agent under the Credit Agreement and the other Loan Documents and (vii) each of the Existing Agent and Borrower authorizes the Successor Agent to file any Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code Financing Statements, mortgages, and other filings in respect of the Collateral as the Successor Agent deems necessary or desirable and each party hereto agrees to execute any documentation and to take such other actions as may reasonably be necessary to evidence the resignation and appointment described herein; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this clause (vii).
     (b) The parties hereto hereby confirm that the Successor Agent succeeds to the rights and obligations of the Administrative Agent under the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent under each of the Loan Documents, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent under the Credit Agreement and the other Loan Documents (other than those under Section 10.14 (Confidentiality)), in each case, as of the Effective Date.
     (c) The parties hereto hereby confirm that, as of the Effective Date, all of the provisions of the Credit Agreement, including, without limitation, Section 9 (The Agents) and Section 10.5 (Payment of Expenses) to the extent they pertain to the Existing Agent, continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent and inure to the benefit of the Existing Agent.
     (d) The Existing Agent hereby assigns to the Successor Agent each of the Liens and security interests granted to the Existing Agent under the Loan Documents and the Successor Agent hereby assumes all such Liens, for its benefit and for the benefit of the Secured Parties.
     (e) On and after the Effective Date, all possessory collateral held by the Existing Agent for the benefit of the Secured Parties shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit of the Secured Parties until such time as such possessory collateral has been delivered to the Successor Agent. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, each Loan Party agrees that all of such Liens granted by any Loan Party, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by each Loan Party. Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided, that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Agent, the Required Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Section 9 (The Agents) including, without limitation, Section 9.7 (Indemnification), while serving in such capacity). The Successor Agent agrees to take possession of any possessory collateral delivered to the Successor Agent following the Effective Date upon tender thereof by the Existing Agent.

2

     2. Amendment. Effective as of the Effective Date, the Credit Agreement and where applicable, all other Loan Documents are hereby amended as follows:
     (a) By adding the following new definition, to appear in proper alphabetical order:
          “Barclays Entity”: any of Barclays Bank PLC or any of its Affiliates.
     (b) The definition of “Lehman Entity” in Section 1.1 (Defined Terms) is hereby deleted in its entirety.
     (c) Each instance of the words “Lehman Entity” is hereby replaced with “Barclays Entity”.
     (d) Each instance of the words “Lehman Commercial Paper Inc.” is hereby replaced with “Barclays Bank PLC”.
     3. Address for Notices.
     (a) As of the Effective Date, the address of the “Administrative Agent” for the purposes of Section 10.2 (Notices) shall be as follows:
Barclays Bank PLC
Americas Loan Operations
70 Hudson St. 10th Floor
Jersey City, NJ 07302
Attention: Patrick Kerner
Telecopy no: (201) 499-5040
E-Mail Address: patrick.kerner@barcap.com
     (b) As of the Effective Date, the Borrower hereby agrees that any payment required to be made to the Successor Agent (whether for its own account or for the account of the Lenders) under the Credit Agreement, including, without limitation, Section 2.6 (Repayment of Loans; Evidence of Debt) and Section 10.5 (Payment of Expenses) shall be made to the address set forth in Section 3(a) hereof.
     4. Representations and Warranties.
     (a) Lehman hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Amendment Agreement and (ii) the execution and delivery by Lehman of this Amendment Agreement and the performance of its obligations hereunder have been approved by the Order Pursuant to Sections 105(a), 363(b), and 541(d) of the Bankruptcy Code and Bankruptcy Rule 6004 Authorizing Debtor to (A) Continue to Utilize its Agency Bank Account, (B) Terminate Agency Relationships and (C) Elevate Loan Participations, dated October 6, 2008 and entered by the United States Bankruptcy Court for the Southern District of New York, as to which no stay has been ordered and which has not been reversed, modified, vacated or overturned, and that no further notice, consent or order is required.

3

     (b) Successor Agent hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Amendment Agreement.
     (c) The Borrower and each other Loan Party hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that: (i) it is legally authorized to enter into and has duly executed and delivered this Amendment Agreement; (ii) no Default or Event of Default has occurred and is continuing, including, specifically, Section 6.9 (Additional Collateral, etc.); (iii) the representations and warranties set forth in Section 4 (Representations and Warranties) of the Credit Agreement and the representations and warranties in each other Loan Document, including, specifically, Section 4.19 (Security Documents), are true and correct in all material respects on and as of (a) the date of this Amendment Agreement and (b) the Effective Date with the same effect as though made on and as of the Closing Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; (iv) Schedule 2 contains a complete list of all possessory Collateral and security filings related to the Collateral delivered to the Existing Agent or Successor Agent; (v) the actions described in Schedule 4 hereto have been performed prior to the date hereof; and (vi) all Liens and security interests created under the Loan Documents for the benefit of the Secured Parties under the Loan Documents are valid and enforceable Liens on and/or security interests in the Collateral, as security for the Obligations.
     5. Conditions Precedent to Effectiveness. For purposes of this Amendment Agreement, the term “Effective Date” means the first date on which all of the following conditions have been satisfied:
     (a) Each of the parties hereto shall have executed and delivered this Amendment Agreement;
     (b) The Existing Agent and the Successor Agent shall have executed and notarized the two Assignment and Assumption agreements, substantially in the form of Annex I(a) and I(b) hereto;
     (c) The Existing Agent shall have received from the Borrower payment in immediately available funds of all costs, expenses, accrued and unpaid fees and other amounts payable to it as the Existing Agent and as a Lender pursuant to the Loan Documents (including fees and expenses of counsel) to the extent set forth on Schedule 1 hereto, in each case to the account specified on Schedule 1 hereto;
     (d) The Successor Agent and the Borrower shall have executed and delivered a fee letter in relation to the annual agency fee paid to the Administrative Agent by the Borrower;
     (e) The Existing Agent shall have confirmed in writing that it has delivered the items set forth on Schedule 2 hereto that are in its possession to the Successor Agent and the Successor Agent shall have confirmed in writing that it has received the items set forth on Schedule 2 hereto;
     (f) The Borrower shall have confirmed in writing that it has delivered the items set forth on Schedule 3 hereto that are in its possession to the Successor Agent and the Successor Agent shall have confirmed in writing that it has received the items set forth on Schedule 3 hereto; and

4

     (g) The Successor Agent shall have confirmed in writing that the Existing Agent has completed each of the tasks listed on Schedule 5 hereto.
     6. Further Assurances.
     (a) Without limiting their obligations in any way under any of the Loan Documents, the Borrower and each other Loan Party (i) reaffirms and acknowledges its obligations to the Successor Agent with respect to the Credit Agreement and the other Loan Documents and (ii) acknowledges that the delivery of any agreements, instruments or any other documents on the Effective Date and any other actions to be taken on the Effective Date or thereafter in each case shall be to the satisfaction of the Successor Agent notwithstanding whether any delivery of any other or similar agreement, instrument or other document or any other action taken prior to the Effective Date was previously satisfactory to the Existing Agent.
     (b) Each of the Borrower, each other Loan Party and the Existing Agent agrees that, following the Effective Date, it shall furnish, at the Borrower’s expense, additional releases, amendment or termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Agent from time to time in order to effect the matters covered hereby.
     (c) Subject to Section 10.5 of the Credit Agreement, the Borrower shall reimburse the Existing Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Agent in connection with any actions taken pursuant to this Amendment Agreement.
     (d) Notwithstanding the foregoing or any provision of the Credit Agreement, the Successor Agent agrees not to record the Deed of Trust listed in Section I (C) of Schedule 2 hereto unless there has been a material and adverse change in circumstances whereby the Successor Agent reasonably determines that it is in the Successor Agent’s best interest to record such Deed of Trust taking into account the totality of the circumstances involved in such recordation, and the Successor Agent shall have given the Borrower 30 days prior notice, to the extent that provision of such notice would not adversely affect the interests of the Successor Agent.
     (e) The Existing Agent and the Successor Agent shall, as soon as reasonably practicable, execute and have notarized the various assignments of mortgage for replacement of agent, substantially in the form of Annex II(a) hereto;
     7. Release. Each of the Borrower and the other Loan Parties hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, “Claims”), which any of them may have or claim to have against Lehman in its capacity as an agent or lender or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors or assigns (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents (collectively, the “Released Claims”). Each of the Borrower and the other Loan Parties further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit,

5

action or other proceeding against any Released Parties with respect to any and all of the Released Claims or from exercising any right of recoupment or setoff that it may have against any Released Party with respect to Obligations under the Loan Documents. Each of the Released Parties shall be a third party beneficiary of this Amendment Agreement. For the avoidance of doubt, and notwithstanding anything to the contrary in this Amendment Agreement, the Credit Agreement or otherwise, the parties hereto agree that as used in this Section 7, (i) the term “Loan Documents” does not include any Hedge Agreements, (ii) the term “Obligations” does not include any obligations or liabilities related to, arising out of or in connection with any Hedge Agreements, (iii) the term “Released Parties” does not include any Person in its capacity as a counterparty under any Hedge Agreement, and (iv) the term “Released Claims” does not include any Claims in connection with, arising out of or related to any Hedge Agreement, including, without limitation, any ISDA Master Agreement between or among the Borrower, Lehman Brothers Special Financing Inc. and their respective affiliates, and any schedules, confirmations and other agreements, instruments and writings related thereto.
     8. Effect of Amendment Agreement. The parties hereto acknowledge that from and after the Effective Date, Lehman shall have no obligation to provide any further financial accommodations to or for the benefit of the Borrower or its Affiliates pursuant to the Loan Documents.
     9. Return of Payments.
     (a) In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender, the Successor Agent or any Loan Party under the Credit Agreement or any other Loan Document, the Existing Agent agrees that such payment shall be held in trust for the Successor Agent, and the Existing Agent shall promptly deliver such payment to the Successor Agent for payment to the Person entitled thereto.
     (b) In the event that, after the Effective Date, the Successor Agent receives any principal, interest or other amount owing to Existing Agent under the Credit Agreement or any other Loan Document, the Successor Agent agrees that such payment shall be held in trust for the Existing Agent, and the Successor Agent shall promptly deliver such payment to the Existing Agent.
     10. Successors and Assigns. This Amendment Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
     11. Limitation. Each of the Borrower, each other Loan Party, the Successor Agent and each Required Lender hereby agrees that this Amendment Agreement (i) does not impose on the Existing Agent affirmative obligations or indemnities to which it was not already subject, as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to any administrative expense claims other than claims arising as a result of (x) the failure by Lehman to perform any of its obligations hereunder or (y) any representation or warranty of Lehman set forth herein not being true and correct on and as of the date hereof and on and as of the Effective Date and (ii) is not inconsistent with the terms of the Credit Agreement.
     12. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

6

     13. Headings. The paragraph headings used in this Amendment Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
     14. Interpretation. This Amendment Agreement is a Loan Document for the purposes of the Credit Agreement.
     15. Confidentiality. Schedule 1 to this Amendment Agreement is exclusively for the information of the parties hereto and the information therein may not be disclosed to any third party or circulated or referred to publicly without the prior written consent of Lehman, which consent shall not be unreasonably withheld, delayed or conditioned, except that this Amendment Agreement, including such Schedules, may be disclosed, if required, in any legal, judicial or administrative proceeding or as otherwise required by law or regulation or as requested by a governmental or regulatory authority.
     16. Confirmation of Guaranties. By signing this Amendment Agreement, each Guarantor hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees set forth in the Guarantee and Collateral Agreement and (y) constitute Obligations, and (ii) notwithstanding the effectiveness of the terms hereof, the Guarantee and Collateral Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
     17. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follows]

7

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above.

LEHMAN COMMERCIAL PAPER INC. , as Existing Agent
By:	/s/ Steve Shirreffs
	Name:	Steve Shirreffs
	Title:	Authorized Signatory

BARCLAYS BANK PLC, as Successor Agent
By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

By:
Name:
Title:

[____________], as Lender
By:
Name:
Title:

By:
Name:
Title:

CINEMARK USA, INC., as Borrower
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEMARK, L.L.C., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

SUNNYMEAD CINEMA CORP., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEMARK PROPERTIES, INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

GREELEY HOLDINGS, INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

TRANS TEXAS CINEMA, INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEMARK MEXICO (USA), INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEMARK LEASING COMPANY, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEMARK PARTNERS I, INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

MULTIPLEX PROPERTIES, INC., as Guarantor
By:	/s/ Vatoni Ragsdale
	Name:	Vatoni Ragsdale
	Title:	President

MULTIPLEX SERVICES, INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CNMK INVESTMENTS, INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CNMK TEXAS PROPERTIES, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEMARK CONCESSIONS, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

BRASIL HOLDINGS, L.L.C., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CENTURY THEATRES, INC., as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

MARIN THEATRE MANAGEMENT, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CENTURY THEATRES NG, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEARTS, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CINEARTS OF SACRAMENTO, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CORTE MADERA THEATRES, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

NOVATO THEATRES, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

SAN RAFAEL THEATRES, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

NORTHBAY THEATRES, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CENTURY THEATRES SUMMIT SIERRA, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

CENTURY THEATRES SEATTLE, LLC, as Guarantor
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

LAREDO THEATRE, LTD., as Guarantor
By:	Sunnymead Cinema Corp.,
its general partner

By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President-General Counsel

Schedule 1
Expenses

Amount

Costs and Expenses (including legal fees):		$

Lehman Commercial Paper Inc.	$

Weil Gotschal & Manges	$

Simpson Thacher & Bartlett LLP	$

Wire transfer information for the Existing Agent:
Credit Bank:
ABA#
For Credit To:
Account No.
For Further Credit To:
Account No.
Att:
Ref:

Schedule 2
I. Collateral
A. Pledged Stock:

		Stock	No. of	Stock
Issuer	Class of Stock	Certificate No.	Shares	Power
Cinemark Media Inc.	Common	001	100	Y
Cinemark Partners I, Inc.	Common	001	100	Y
CNMK Brazil Investments, Inc.	Common	001	1000	Y
Cinemark USA, Inc.	Class A Common Stock Voting	125	1,500	Y
Cinemark USA, Inc.	Class B Common Stock Non-voting	126	182,648	Y
Sunnymead Cinema Corp.	Common	4	100	Y
Cinemark Properties, Inc.	Common	001	100,000	Y
Trans Texas Cinema, Inc.	Common	3	1000	Y
Cinemark Mexico (USA), Inc.	Class A Common Stock	001	50,000	Y
Cinemark Mexico (USA), Inc.	Class B Non-Voting Common Stock	001	604,353	Y
Cinemark Mexico (USA), Inc.	Class B Non-Voting Common Stock	005	30,391	Y
Cinemark Investments Corporation	Common	002	1000	Y
Multiplex Properties, Inc.	Common	002	1000	Y
Cinemark Theatres Canada, Inc.	Common	2	650	Y
Cinemark Holdings Mexico, S. de R.L. de C.V.	Class II, Series B		624,228,846.189 quotas	Y
Cinemark Plex S. de R.L. de C.V.	Membership Interest
Cinemark International, L.L.C.	Membership Interest	002	100%	Y
Multiplex Services, Inc.	Common	001	1000	Y
CNMK Investments, Inc.	Common	001	100	Y
Cinemark Leasing Company	Common	001	100	Y
Greeley Holdings, Inc.	Common	001	100,000	Y
Canada Theatre Holdings, Inc.	Common	002	1000	Y
Cinemark, Inc.	Class A Common Stock	A-106	27,896,316	Y
Brasil Holdings, L.L.C.	Membership Interest	2	100%	Y
Century Theatres, Inc.	Common	C-14	7,829,063	Y

B. Pledged Notes:

			Note
Maker	Holder	Amount	Power
Cinemark Holdings Mexico, S. de R.L. de C.V.	Cinemark Mexico (USA), Inc.	$69,990,000	Y
Cinemark USA, Inc.	Multiplex Properties, Inc.	$50,000,000	Y
Cinemark del Peru S.R.L.	Cinemark USA, Inc.	$4,033,080	Y
Cinemark Mexico (USA), Inc.	Cinemark USA, Inc.	$11,600,000	Y
C. Deed of Trust:
Deed of Trust, Security Agreement and Assignment of Leases and Rents from Cinemark USA, Inc. to John T. Kieley, Trustee for the use and benefit of Lehman Commercial Paper Inc., as administrative agent, dated as of May 14, 2009.1
II. Security Filings
A. Filings identified on the IP Assignment and Assumption agreements listed on Annex I hereto.
B. Filings for assignments of mortgage for replacement of agent listed on Annex II hereto.
C. UCC-1 and UCC-3 filings listed on Annex III hereto.

[1]	On file with the Administrative Agent, not filed.

Schedule 3

Cinemark Plex S. de R.L. de C.V.	Membership Interest
Greeley Holdings, Inc.	Common	001	100,000	Y

Schedule 4
1. Each of CINEMARK, L.L.C., SUNNYMEAD CINEMA CORP., CINEMARK PROPERTIES,INC., GREELEY HOLDINGS, INC., TRANS TEXAS CINEMA, INC., CINEMARK MEXICO (USA), INC., CINEMARK LEASING COMPANY, CINEMARK PARTNERS I, INC., MULTIPLEX PROPERTIES, INC., MULTIPLEX SERVICES, INC., CNMK INVESTMENTS, INC., CNMK TEXAS PROPERTIES, LTD., CINEMARK CONCESSIONS, LLC, BRASIL HOLDINGS, L.L.C.,, CENTURY THEATRES, INC., MARIN THEATRE MANAGEMENT, L.L.C., CENTURY THEATRES NG, L.L.C., CINEARTS, L.L.C., CINEARTS OF SACRAMENTO, L.L.C., CORTE MADERA THEATRES, L.L.C., NOVATO THEATRES, L.L.C., SAN RAFAEL THEATRES, L.L.C., NORTHBAY THEATRES, L.L.C., CENTURY THEATRES SUMMIT SIERRA, L.L.C. is party to the Guarantee and Collateral Agreement.
2. To the extent required by the Loan Documents:
a)	All outstanding equity interests and promissory notes (with appropriate transfer instruments) owned by or on behalf of each Loan Party have been pledged pursuant to the Guarantee and Collateral Agreement.

b)	All Uniform Commercial Code financing statements and other appropriate documents and instruments required to create and/or perfect the Liens intended to be created and/or perfected under the Guarantee and Collateral Agreement have been filed, registered, recorded or delivered.

c)	All Mortgages, title insurance policies, abstracts, appraisals, legal opinions and other appropriate real estate security documents with respect to all Mortgaged Properties have been filed, registered, recorded or delivered pursuant to the Guarantee and Collateral Agreement, except for the Deed of Trust identified on Schedule 2, which has not been publicly filed and is on file with counsel for the Administrative Agent.

d)	All consents and approvals required to be obtained in connection with the execution and delivery of all Security Documents, the performance of the obligations thereunder and the granting of the Liens thereunder have been obtained.

Schedule 5
The Existing Agent shall have delivered to the Successor Agent:
a)	copies of the Loan Documents existing as of the date hereof, together with all amendments and supplements thereto;

b)	a list of all of the Lenders and their respective commitments as of the close of business on the date of this Amendment Agreement;

c)	an executed assignment of mortgage or deed of trust (as applicable and if reasonably necessary) with regard to each of the mortgages and deeds of trust in its capacity as Administrative Agent (provided that neither the Existing Agent nor the Successor Agent shall be responsible for the form or content of any such assignments or the applicable mortgages); and

d)	(i) copies of all of the Existing Agent’s books and records concerning the Loans (including without limitation all of those books and records that evidence the amount of principal, interest and other sums due under the Loan Documents) and (ii) such other information and data as shall be reasonably necessary for the Successor Agent to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents.

Annex I (a)
ASSIGNMENT AND ASSUMPTION
     This ASSIGNMENT AND ASSUMPTION dated as of January [___], 2010 (this “Assignment and Assumption”) is made by Lehman Commercial Paper Inc. (“Lehman”) and Barclays Bank PLC (“Barclays”).
     WHEREAS, reference is made to that certain Guarantee and Collateral Agreement dated as of October 5, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Guarantee and Collateral Agreement”; unless otherwise defined herein, terms defined in the Guarantee and Collateral Agreement and used herein shall have the meanings given therein) by and among Cinemark Holdings, Inc., Cinemark USA, Inc. (the “Borrower”) and the other Grantors party thereto, the Lenders parties thereto, and Lehman, in its capacity as Administrative Agent;
     WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Grantors granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all right, title or interest in or to all of their Intellectual Property, including those Trademarks listed on Schedule I hereto and proceeds of any and all of the foregoing;
     WHEREAS, pursuant to the Guarantee and Collateral Agreement, each of Century Theatres, Inc. and Multiplex Properties, Inc. and the Administrative Agent executed a Grant of Security Interest in Trademark Rights dated as of October 5, 2006 (the “Trademark Security Agreements”), which were recorded with the United States Patent and Trademark Office on October 10, 2006 at Reel/Frame No. 003405/0512; and on October 10, 2006 at Reel/Frame 003405/0522;
     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto agree as follows:
     Lehman hereby irrevocably, absolutely and unconditionally assigns to Barclays without recourse and without any representation or warranty of any kind, nature or description, except as expressly set forth in the Second Amendment, dated as of the date hereof (the “Appointment Agreement”) among, inter alia, Lehman and Barclays, and Barclays hereby assumes from Lehman, the interest in and to Lehman’s rights and obligations under the Guarantee and Collateral Agreement and the Trademark Security Agreements, as of the Effective Date (as defined below).
     The effective date of this Assignment and Assumption shall be the date of execution by all parties (the “Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to Barclays for recording by Barclays with the United States Patent and Trademark Office.
     From and after the Effective Date and as further set forth in the Appointment Agreement, (a) Barclays shall be a party to the Guarantee and Collateral Agreement and to the

Trademark Security Agreements, shall have the rights and obligations of the Administrative Agent thereunder and shall be bound by the provisions thereof and (b) Lehman shall, to the extent provided in this Assignment and Assumption and the Appointment Agreement, relinquish its rights and be released from its obligations under the Guarantee and Collateral Agreement and the Trademark Security Agreements.
     This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective duly authorized officers.

LEHMAN COMMERCIAL PAPER INC., as Existing Agent
By:
Name:
Title:

By:
Name:
Title:

Accepted: BARCLAYS BANK PLC as Successor Agent
By:
Name:
Title:

AGREED AND ACKNOWLEDGED: CENTURY THEATRES, INC. as Grantor
By:
Name:
Title:

MULTIPLEX PROPERTIES, INC. as Grantor
By:
Name:
Title:

SCHEDULE I to
ASSIGNMENT AND ASSUMPTION
U.S. Trademark Registrations and Applications

Trademark	Registration or Serial Number
CENTURY THEATRES	1,831,626
THE RHYTHM ROOM	2,583,400
CINEARTS	2,693,359
CELEBRITY CLUB	78/253,573
CINE EN ESPANOL AND DESIGN	2,778,743
CINEMARK	1,660,126
CINEMARK AND DESIGN	2,390,388
CINEMARK THEATRES	1,598,964
CINEMARK WIRELESS AND DESIGN	78/811,074
CINEMARKETING	2,968,071
CIN-E-MONEY	2,709,501
CIN E MONEY ONLINE FUNDS $ AND DESIGN	2,741,910
DIGITAL EDGE	78/201,605 (Reg. No. 3,256,836)
FOR REEL MOVIE LOVERS	2,799,373
FRONT ROW JOE	1,540,958
DESIGN ONLY	78/714,436 (Reg. No. 3,148,292)
DESIGN ONLY	1,558,480
FUN FILMS FOR KIDS!	2,751,249
DESIGN ONLY	1,551,346
HOLLYWOOD USA	1,840,170
HOLLYWOOD USA	2,174,197
MAMA RUGI’S	2,201,454
MOVIES 10	1,560,196
MOVIES 5	1,560,195
MOVIES 6	1,560,194
MOVIES 8	1,560,193
REEL FAMILY TIME	3,030,614
STUDIO EATS	2,243,783
STUDIO EATS AND DESIGN	2,307,801
SUMMER MOVIE CLUBHOUSE	2,778,521
TAKE THE DIGITAL HIGHWAY BYPASS NO LINES ONLINE	2,610,424
THE BEST SEAT IN TOWN	2,390,351
TINSELTOWN	1,982,838
TINSELTOWN USA AND DESIGN	2,238,053
TREATING YOU LIKE A STAR	78/253,581

ASSIGNMENT AND ASSUMPTION
     This ASSIGNMENT AND ASSUMPTION dated as of January [___], 2010 (this “Assignment and Assumption”) is made by Lehman Commercial Paper Inc. (“Lehman”) and Barclays Bank PLC (“Barclays”).
     WHEREAS, reference is made to that certain Guarantee and Collateral Agreement dated as of October 5, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Guarantee and Collateral Agreement”; unless otherwise defined herein, terms defined in the Guarantee and Collateral Agreement and used herein shall have the meanings given therein) by and among Cinemark Holdings, Inc., Cinemark USA, Inc. (the “Borrower”) and the other Grantors party thereto, the Lenders parties thereto, and Lehman, in its capacity as Administrative Agent;
     WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Grantors granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all right, title or interest in or to all of their Intellectual Property, including those Copyrights listed on Schedule I hereto and proceeds of any and all of the foregoing;
     WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Borrower and the Administrative Agent executed a Grant of Security Interest in Copyright Rights dated as of October 5, 2006 (the “Copyright Security Agreement”), which was recorded with the United States Copyright Office on October 10, 2006 at Volume/Doc. No. 3543/604;
     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto agree as follows:
     Lehman hereby irrevocably, absolutely and unconditionally assigns to Barclays without recourse and without any representation or warranty of any kind, nature or description, except as expressly set forth in the Second Amendment, dated as of the date hereof (the “Appointment Agreement”) among, inter alia, Lehman and Barclays, and Barclays hereby assumes from Lehman, the interest in and to Lehman’s rights and obligations under the Guarantee and Collateral Agreement and the Copyright Security Agreement, as of the Effective Date (as defined below).
     The effective date of this Assignment and Assumption shall be the date of execution by all parties (the “Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to Barclays for recording by Barclays with the United States Copyright Office.
     From and after the Effective Date and as further set forth in the Appointment Agreement, (a) Barclays shall be a party to the Guarantee and Collateral Agreement and to the Copyright Security Agreement, shall have the rights and obligations of the Administrative Agent thereunder and shall be bound by the provisions thereof and (b) Lehman shall, to the extent provided in this Assignment and Assumption and the Appointment Agreement, relinquish its rights and be released from its obligations under the Guarantee and Collateral Agreement and the Copyright Security Agreement.
     This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective duly authorized officers.

LEHMAN COMMERCIAL PAPER INC.,
as Existing Agent

By:

Name:
Title:

By:

Name:
Title:

Accepted:

BARCLAYS BANK PLC
as Successor Agent

By:

Name:
Title:

AGREED AND ACKNOWLEDGED:

CINEMARK USA, INC.
as Borrower

By:

Name:
Title:

SCHEDULE I to
ASSIGNMENT AND ASSUMPTION

U.S. Copyright Registrations

Copyright	Registration Number
Cinemark safety and security procedures	PAu 2-012-157
Cinemark CTS program	TXu 972-203

Annex II(a)
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn: Chris Garcia

NOTICE OF RESIGNATION OF AGENT, NOTICE OF APPOINTMENT OF SUCCESSOR
AGENT, AND ASSIGNMENT OF MORTGAGE OR DEED OF TRUST
by and between
LEHMAN COMMERCIAL PAPER INC., as Assignor and Resigning Agent,
and
BARCLAYS BANK PLC, as Assignee and Successor Agent
Relating to Premises in:
[_________________]
Dated as of January 29, 2010

NOTICE OF RESIGNATION OF AGENT, NOTICE OF APPOINTMENT OF
SUCCESSOR AGENT, AND ASSIGNMENT OF MORTGAGE OR DEED OF TRUST
     This NOTICE OF RESIGNATION OF AGENT, NOTICE OF APPOINTMENT OF SUCCESSOR AGENT, AND ASSIGNMENT OF MORTGAGE OR DEED OF TRUST (this “Instrument”), executed as of January 29, 2010, between LEHMAN COMMERCIAL PAPER INC., a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, acting alone or through one or more of its branches as the Administrative Agent (in such capacities, “Resigning Agent”) under the Credit Agreement (as defined below), and BARCLAYS BANK PLC, as successor Administrative Agent (“Successor Agent”). We refer to the Credit Agreement, dated as of October 5, 2006, among Cinemark USA, Inc., the lenders party thereto, the Resigning Agent, and the other loan parties, agents and arrangers party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
     In connection with the Credit Agreement, the mortgage or deed of trust described on Exhibit A attached hereto was granted by grantor or mortgagor referenced therein (the “Mortgagor”) to Resigning Agent (the “Security Instrument”), which Security Instrument covers the real property described on Exhibit B attached hereto.
     In accordance with Section 9.9 (Successor Agents) and Section 10.6 (Successors and Assigns; Participations and Assignments) of the Credit Agreement, and pursuant to that certain Second Amendment, executed as of January 29, 2010 (the “Resignation”), Resigning Agent has resigned, effective as of January 29, 2010, as the Administrative Agent, and is hereby discharged from its duties under the Security Instrument, and Successor Agent hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Administrative Agent under the Security Instrument.
     1. Subject to, and in order to effectuate, and give notice of, the terms and intent of, the Resignation, effective from and after the date of this Instrument:
     (a) Resigning Agent hereby assigns to Successor Agent, and Successor Agent hereby assumes, all of Resigning Agent’s right, title and interest as Administrative Agent, if any, in and to the Security Instrument and the property encumbered thereby, including all authority of Resigning Agent to act on behalf of the Secured Parties in enforcing, releasing, or assigning the Security Instrument;
     (b) Resigning Agent, on behalf of the Secured Parties, assigns to Successor Agent, on behalf of the Secured Parties, and Successor Agent hereby assumes, on behalf of the Secured Parties, all of Resigning Agent’s right, title and interest as Administrative Agent, if any, in and to the Security Instrument and the property encumbered thereby;
     (c) Successor Agent shall have the exclusive right, power, and authority to exercise all rights, remedies, powers, and authority that the Security Instrument would have permitted Resigning Agent to exercise, all without any joinder, confirmation, or ratification by Resigning Agent; and

     (d) Wherever the Security Instrument refers to Resigning Agent, such reference shall be deemed to refer instead to Successor Agent.
     2. Each of the foregoing assignments is made without representation, warranty, or recourse of any kind under this Instrument. Any such representations, warranties, or recourse shall be limited to the express terms of the Credit Agreement and the Resignation. Except as may be otherwise provided in the Resignation, Resigning Agent shall have no liability for any acts or omissions of Successor Agent under the Credit Agreement. Except as may be otherwise provided in the Resignation, Successor Agent shall have no liability for any acts or omissions of Resigning Agent under the Credit Agreement.
     3. This Instrument may be executed by one or more of the parties to this Instrument on any number of separate counterparts with the same effect as if the signature thereto and hereto were upon the same instrument and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     4. Any provision of this Instrument which is prohibited or unenforceable in any jurisdiction or court shall, as to such jurisdiction or court, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction or court shall not invalidate or render unenforceable such provision in any other jurisdiction or court.
     5. Neither this Instrument nor any terms hereof may be amended, supplemented or modified except by a written instrument executed by the parties hereto. This Instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     6. This Instrument shall be governed by, and construed in accordance with, the laws of the State in which the real property covered by the Security Instrument is located.
     IN WITNESS WHEREOF, Resigning Agent and Successor Agent have executed this Notice of Resignation of Agent, Notice of Appointment of Successor Agent, and Assignment of Mortgage or Deed of Trust as of the date first above-written.
[remainder of page intentionally left blank]

LEHMAN COMMERCIAL PAPER INC., as Resigining Agent
By:
Name:
Title:

ACKNOWLEDGMENT
State of ___________ )
County of _________ ) ss.:
On the ___day of ___in the year 2010 before me, the undersigned, personally appeared ___, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Signature and Office of individual
taking acknowledgment

BARCLAYS BANK PLC, as Successor Agent
By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGMENT
State of ___________ )
County of _________ ) ss.:
On the ___day of ___in the year 2010 before me, the undersigned, personally appeared ___, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Signature and Office of individual
taking acknowledgment

EXHIBIT A
Security Instrument

EXHIBIT B
Legal Description

Annex II(b)
Mortgage Filings
•	290, Cinemark 10, 2175 El Mercado Loop, Sierra Vista, Cochise, Arizona, Lease

•	366, Cinemark 16, The Riverview at Dobson, 1051 S Dobson Rd, Mesa, Maricopa, Arizona, Lease

•	00488, CENTURY PARK 16, 1055 W. Grant Rd., Tucson, Pima, Arizona, Fee

•	00489, CENTURY GATEWAY 12, 770 North Kolb, Tucson, Pima, Arizona, Fee

•	237, Tinseltown 14, 17314 I-30, Benton, Saline, Arkansas, Lease

•	262, Movies 14, 801 East Avenue, Chico, Butte, California, Lease

•	168, Movies 8 Hanford Mall, 1669 West Lacey Blvd., Hanford, Kings, California, Lease

•	280, Tinseltown 22, 2600 W. Ave. I, Lancaster, Los Angeles , California, Fee

•	362, Cinemark 14, Antelope Valley Mall, Palmdale, Los Angeles, California, Lease

•	00426, CENTURY LARKSPUR, 500 Larkspur Landing Cr., Larkspur, Marin, California, Leased

•	00472, CENTURY ROWLAND PLAZA, 44 Rowland Way, Novato, Marin, California, Fee

•	00449, NORTHRIDGE 14, 350 Northridge Shopping Ctr. , Salinas, Monterey , California, Leased

•	00396, CINEDOME 8, 825 Pearl St., Napa, Napa, California, Leased

•	00420, CENTURY STADIUM 25, 1701 W. Katella Ave., Orange, Orange, California, Leased

•	00418, CENTURY ROSEVILLE 14, 1555 Eureka Rd., Roseville, Placer , California, Leased

•	00386, CENTURY STADIUM 14, 1590 Ethan Way, Sacramento, Sacramento, California, Leased

•	00416, CENTURY 14, 261 Iron Point Rd., Folsom, Sacramento, California, Leased

•	00417, CENTURY LAGUNA 16, 9349 Big Horn Blvd., Elk Grove, Sacramento, California, Leased

•	00476, CENTURY 16 GREENBACK LANE, 6233 Garfield Ave., Sacramento, Sacramento, California, Leased

•	125, Movies 8, 5546 Philadelphia St., Chino, San Bernardino, California, Lease

•	126, Movies 10, 12353 Mariposa Road, Suite E, Victorville, San Bernardino, California, Lease

•	297, Victor Valley 10, 14470 Bear Valley, Victorville, San Bernardino, California, Lease

•	00468, CENTURY CINEMA, 41 Tamal Vista Blvd., Corte Madera, San Francisco, California, Fee

•	217, Movies 14, 3300 North Naglee Road, Tracy, San Joaquin, California, Lease

•	00399, CENTURY CINEMA 16, 1500 N. Shoreline Blvd., Mountain View, Santa Clara, California, Leased

•	12, Movies 8, 359 Park Marina Circle, Redding, Shasta, California, Lease

•	10, Movies 8, 1410 Whyler Rd., Yuba City, Sutter, California, Lease

•	00491, CENTURY STADIUM 16, 2875 Elba St., Ventura, Ventura, California, Leased

•	301, Cinemark 16 + IMAX, 3305 Cinema Point, Colorado Springs, El Paso, Colorado, Lease

•	304, Cinemark 16, 4721 South Timberline Road, Fort Collins, Larimer, Colorado, Lease

•	37, Movies 10, 1796 West Newport Pike, Wilmington, New Castle, Delaware, Lease

•	260, Tinseltown 20, 4535 Southside Boulevard, Jacksonville, Duval, Florida, Fee

•	284, Tinseltown 20, 5150 International Drive, Orlando, Orange, Florida, Lease

•	121, Movies 10, 945 North Glynn Street, Fayetteville, Fayette, Georgia, Lease

•	263, Tinseltown 17, 134 Pavilion Parkway, Fayetteville, Fayette, Georgia, Lease

•	221, Tinseltown 10, 1001 West North Avenue @ 9th Street, Melrose Park, Cook, Illinois, Lease

•	276, Cinemark 16, 6500 Rt. 53 Seven Bridges, Woodridge, Du Page , Illinois, Lease

•	238, Movies 10, 1600 N. State Route 50, Bradley, Kankakee, Illinois, Lease

•	171, Movies 8, 3101 Hennepin, Joliet, Will, Illinois, Lease

•	223, Movies 10, 2601 Plainfield Road, Joliet, Will, Illinois, Lease

•	148, Greentree Cinema 10, 757 A State Road 131, Clarksville, Clark/Hamilton, Indiana, Lease

•	28, Movies 8, 1848 E. Stop 13 Road, Indianapolis, Marion , Indiana, Lease

•	30, Washington Market Movies 8, 10455 East Washington, Indianapolis, Marion, Indiana, Lease

•	324, University Park 6 , 6424 Grape Road, Mishawaka, Saint Joseph , Indiana,

•	264, Movies 12, 1317 Buckeye Avenue, Ames, Story, Iowa, Lease

•	259, Tinseltown 20, 5500 Antioch, Merriam, Johnson, Kansas, Lease

•	162, Cinema 10, 400 Winchester Avenue, Ashland, Boyd, Kentucky, Lease

•	122, Lexington Green Movies 8, 200 Lexington Green Circle, Lexington, Fayette, Kentucky, Lease

•	199, Movies 10, 425 Codell Drive, Lexington, Fayette, Kentucky, Lease

•	374, Cinemark 16, 3401 Nicholasville Road, Lexington, Fayette, Kentucky, Lease

•	245, Tinseltown Louisville, 4400 Towne Center Drive, Louisville, Jefferson, Kentucky, Lease

•	161, Richmond Mall Cinema 8, 830 Eastern Bypass, Richmond, Madison, Kentucky, Lease

•	327, Cinemark 12, 5159 Hinkleville Road, Paducah, McCracken, Kentucky, Lease

•	252, Tinseltown 17, 8400 Millicent Way, Shreveport, Caddo, Louisiana, Fee

•	348, Cinemark at Prien Lake Mall , 548 West Prien Lake Road , Lake Charles, Calcasieu, Louisiana, Lease

•	213, Movies 10, 10995 North Mall Drive, Baton Rouge, East Baton Rouge, Louisiana, Lease

•	255, Movies 15, 220 Blanchard Street, W. Monroe, Ouachita, Louisiana, Fee

•	321, Cinemark, 367 Russell Street, Hadley, Hampshire, Massachusetts, Lease

•	292, Cinemark at RiverTown Crossings, 3728 River Town Parkway SW, Grandville, Kent, Michigan, Lease

•	363, Cinemark 14, Woodland Mall

•	3195 28th St. SE, Grand Rapids, Kent, Michigan, Lease

•	129, Movies 16, 28600 DeQuindre Road #1050, Warren, Macomb, Michigan, Lease

•	52, Movies 8, 1850 Adams Street #15, Mankato, Blue Earth, Minnesota, Lease

•	275, Tinseltown 17, 15171 Community Boulevard, Gulfport, Harrison, Mississippi, Lease

•	124, Movies 8, 1001 Barnes Crossing Road, Tupelo, Lee, Mississippi, Lease

•	274, Movies 17, 411 Riverwind Drive, Pearl, Rankin, Mississippi, Fee

•	351, Great Northern 8, 750 Great Northern Town Center, Helena, Lewis and Clark, Montana, Lease

•	00421, CENTURY SPARKS, 1250 Victorian Ave., Sparks, Washoe, Nevada, Leased

•	00425, CENTURY PARK LANE 16, 210 East Plumb Ln., Reno, Washoe, Nevada, Leased

•	187, Somerdale Movies 16, 711 Evesham, Somerdale, Camden, New Jersey, Lease

•	14, Movies 8, 4591 San Mateo Northeast, Albuquerque, Bernalillo, New Mexico, Lease

•	178, Movies West, 9201 Coors Road NW , Albuquerque, Bernalillo, New Mexico,

•	00419, CENTURY RIO 24 PLEX, 4901 Pan American Fwy, NE, Albuquerque, Bernalillo, New Mexico, Leased

•	211, Movies 10, 9508 Northeast Court, Matthews, Mecklenburg, North Carolina, Lease

•	338, Randolph Mall 7 , 400 Randolph Mall, Asheboro, Randolph, North Carolina, Lease

•	243, Movies 12, 305 Faith Road, Salisbury, Rowan, North Carolina, Lease

•	283, Cinemark (Cleveland), 6001 Canal Road, Valley View, Cuyahoga, Ohio, Lease

•	174, Cinemark Movies 10, 5500 Milan Road, Sandusky, Erie, Ohio, Lease

•	172, Movies 12, 2570 Bethel Road, Columbus, Franklin, Ohio, Lease

•	200, Movies 16, 323 Stoneridge Lane, Gahanna, Franklin, Ohio, Lease

•	232, Movies 7, 7401 Market Street #869, Boardman, Mahoning, Ohio, Lease

•	342, Ontario Towne Shopping Center, 2225 Walker Lake Road, Ontario, Richland, Ohio, Fee

•	139, Movies 10, 6284 Dressler Road, Northwest, North Canton, Stark, Ohio, Lease

•	230, Movies 15 (Tinseltown), 4720 Mega Street NW, Canton, Stark, Ohio, Lease

•	257, Tinseltown 15, 8161 Macedonia Commons Blvd., Macedonia, Summit, Ohio, Lease

•	34, Movies 10, 4108 Burbank Road, Wooster, Wayne, Ohio, Lease

•	164, Woodland Mall Cinema 5, 1234 N. Main St., Bowling Green, Wood, Ohio ,

•	253, Tinseltown 20, 6001 North MLK Boulevard, Oklahoma City, Oklahoma, Oklahoma, Fee

•	41, Cinema 8, 112 E. Charles Page Blvd., SandSpring, Tulsa, Oklahoma,

•	265, Cinemark 17, 10802 E. 71st Street So., Tulsa, Tulsa, Oklahoma, Fee

•	254, Tinseltown, 651 Medford Center, Medford, Jackson, Oregon, Lease

•	116, Movies 12, 2850 Gateway Street, Springfield, Lane, Oregon, Lease

•	235, Tinseltown 17, 2900 Gateway, Springfield, Lane, Oregon, Lease

•	357, Cinemark 17, Pittsburgh Mills

•	425 Pittsburgh Mills Cir, Frazer Township

•	(Tarentum), Allegheny, Pennsylvania, Lease

•	344, Cinemark Beaver Valley, 99 Wagner Road & Broadhead Rt. 18 , Monaca, Beaver, Pennsylvania, Lease

•	186, Movies 17, 1910 Rotunda Drive, Erie, Erie, Pennsylvania, Lease

•	279, Cinemark 20, 40 Glenmaura National Blvd., Moosic, Lackawanna, Pennsylvania, Fee

•	127, Movies 8 Ladson Oakbrook II, 4488 Ladson Road, Summerville, Dorchester, South Carolina, Lease

•	345, Cinemark at Coastal Grand, 2100 Coastal Grand Circle , Myrtle Beach, Horry, South Carolina, Lease

•	00441, CENTURY STADIUM 14, 2400 South Carolyn, Sioux Falls, Minnehaha, South Dakota, Fee

•	246, Tinseltown 14, 755 West Main Street, Oak Ridge, Anderson, Tennessee, Lease

•	31, Dollar Movies 16, 5036 Loop 410 Northwest, San Antonio, Bexar, Texas, Lease

•	350, Texarkana Pavillion 14, 4230 St. Michael Drive, Texarkana, Bowie, Texas, Lease

•	361, Cinemark 12, 3310 Silverlake Village Drive , Pearland, Brazoria, Texas, Lease

•	182, Hollywood USA — CollegeStation, 1401 Earl Rudder Frwy, College Station, Brazos, Texas,

•	18, Movies 10, 3471 Old Highway 77, Brownsville, Cameron , Texas,

•	100, Movies 10, 629 N. 13th St., Harlingen, Cameron, Texas, Lease

•	195, Cinemark , 401 S. Expressway 83, Harlingen, Cameron, Texas,

•	314, Cinemark at Sunrise Mall, 2370 North Expressway, Brownsville, Cameron, Texas, Lease

•	108, Movies 8, 500 North Jackson, Pharr, Collin, Texas, Lease

•	231, Tinseltown Movies 20, 3800 Dallas Parkway, Plano, Collin, Texas, Fee

•	251, Cinemark 24, 7201 Central Expressway, Plano, Collin, Texas, Fee

•	370, Cinemark Star Creek 16, 921 State Highway 121, Allen, Collin, Texas, Lease

•	35, Movies 14, 3250 W. Pleasant Run Road, Lancaster, Dallas, Texas,

•	349, Cedar Hill Towne Center, 280 Uptown Blvd, US Route 67, Cedar Hill, Dallas, Texas, Fee

•	203, Vista Ridge-Movies 8, 420 Oak Bend Blvd., Lewisville, Denton, Texas, Lease

•	359, Cinemark 14, 2825 Wind River lane & U.S. 35, Denton, Denton, Texas, Fee

•	00430, CENTURY 12 ODESSA, 4221 Preston Smith Rd., Odessa, Ector, Texas, Fee

•	241, Tinseltown, 7440 Remcon Circle, El Paso, El Paso, Texas,

•	367, Cinemark 14, Cielo Vista Mall, El Paso, El Paso, Texas, Lease

•	98, Cinema 6, 2900 W. Washington, Stephenville, Erath, Texas, Lease

•	375, Brazos Town Center 12, Brazos Town Center, Rosenberg, Fort Bend, Texas, Lease

•	175, Movies 12, 10000 Emmet F. Lowry Expwy, Texas City, Galveston, Texas, Lease

•	339, Sherman Town Center 12, 3310 Town Center Street, Sherman, Grayson, Texas, Lease

•	216, Tinseltown Movies 17, 1600 Lake Robbins Drive, The Woodlands, Harris, Texas, Lease

•	256, Tinseltown 17, 11400 I-10 East@Market St, Jacinto City, Harris, Texas, Lease

•	270, Tinseltown 17, 1030 W. Grand Parkway North, Katy, Harris, Texas, Lease

•	295, Cinemark 18, 20915 Gulf Freeway, Webster, Harris, Texas, Lease

•	373, Cinemark 12, 25720 Highway 290, Cypress, Harris, Texas, Lease

•	330, Athens Cinema 4, 218 Wood St., Athens, Henderson, Texas,

•	212, Movies 10, 2113 W. Expressway 83, Weslaco, Hidalgo, Texas,

•	93, Movie 17, 100 W Nolana Loop , McAllen, Hildago , Texas,

•	261, Tinseltown, 2422 East Expressway 83, Mission, Hildago, Texas, Fee

•	94, Cinema 6, 1643 W. Henderson St., Cleburne, Johnson, Texas,

•	210, Movies 8, 1225 NE Loop 286, Paris, Lamar , Texas,

•	69, Movie 16, 5721 58th St., Lubbock, Lubbock, Texas,

•	233, Tinseltown 17, 2535 82nd Street, Lubbock, Lubbock, Texas, Lease

•	355, Mall Aguilas 7, Mall de las Aguilas

•	455 S Bibb Ave, Eagle Pass, Maverick, Texas, Lease

•	356, Market Street 5, Market Street at The Woodlands, The Woodlands, Montgomery, Texas, Lease

•	96, Cinema IV, 1803 West 7th Avenue., Corsicana , Navarro , Texas,

•	96, Cinema IV, 1803 West 7th Avenue., Corsicana , Navarro , Texas, 00434, CENTURY 16 or

Corpus Christi 16, 6685 South Padre Island, Corpus Christi, Nueces, Texas, Fee

•	247, Hollywood USA, 9100 Canyon Drive, Amarillo, Potter, Texas, Fee

•	352, The Harbor 12, The Harbor Shopping Center

•	2125 Summer Lee Dr, Rockwall, Rockwall, Texas, Lease

•	118, Movies 8, 7560 Northeast Loop 820, N. Richland Hills, Tarrant, Texas, Lease

•	360, Cinemark 12, Mansfield Town Center West

•	2041 Hwy 287 N STE 901, Mansfield, Tarrant, Texas, Lease

•	208, Tinseltown USA, 2815 East Division Street, Arlington, Tarrent, Texas,

•	00429, CENTURY 12 ABILENE, 3818 John Knox Drive, Abilene, Taylor, Texas, Fee

•	278, Tinseltown 14, 4425 Sherwood Way, San Angelo, Tom Green, Texas, Lease

•	229, Movies 8, 2205 Avenue F, Del Rio, Val Verde, Texas, Lease

•	312, Movies 12, 7806 North Navarro, Victoria, Victoria, Texas, Lease

•	189, Movies 12, 4512 San Bernardo, Laredo, Webb, Texas, Lease

•	354, Parker Square 14, Parker Square Shopping Center

•	2915 Glenwood Ave, Wichita Falls, Wichita , Texas, Lease

•	58, Movies 8, 2120 N. Mays Rock Creek Place, Roundrock, Williamson , Texas, Lease

•	119, Movies 17, 720 West 1500 North, Layton, Davis, Utah, Lease

•	54, Sugarhouse Movies 10, 2227 S. Highland Drive, Salt Lake City, Salt Lake, Utah, Lease

•	288, Cinemark at Jordan Landing, 7301 S. Jordan Landing, West Jordan, Salt Lake, Utah, Lease

•	00431, CENTURY 16, 125 East 3300 South , Salt Lake City, Salt Lake, Utah, Leased

•	335, Cinemark 4, 1776 Park Avenue, Park City, Summit, Utah, Lease

•	89, Movies 8, 2424 N. University Parkway, Provo, Utah, Utah, Lease

•	285, Cinemark-Provo, 1200 Town Center Boulevard, Suite 2050, Provo, Utah, Utah, Lease

•	343, Cinemark 12, 715 West 180 North, American Fork, Utah, Utah, Lease

•	240, Tinseltown 14, 36th & Wall Avenue, Ogden, Weber, Utah, Lease

•	277, Tinseltown 14, 3004 Linden Drive, Bristol, Bristol, Virginia, Lease

•	113, Movies 10, 3700 Candlers Mountain Road #700, Lynchburg, Lynchburg City, Virginia, Lease

•	298, Cinemark@Military Circle-Norfolk, 880 N. Military Highway, Suite 1170, Norfolk, Norfolk City, Virginia, Lease

•	364, Cinemark 10, 2399 Meadowbrook Mall — Unit No. 105 , Clarksburg, Harrison, West Virginia, Lease

•	244, Tinseltown, 7101 70th Court, Kenosha, Kenosha, Wisconsin, Lease

•	00433, CENTURY 16, 301 East 36th Ave., Anchorage, Anchorage, Alaska, Leased

•	00435, CENTURY EL CON 20, 3601 E. Broadway, Tucson, Pima, Arizona, Leased

•	00465, CENTURY PARK PLACE 20, 15870 E. Broadway Blvd., Tucson, Pima, Arizona, Leased

•	00423, CENTURY 25 UNION LANDING, 32100 Union Landing, Union City, Alameda, California, Leased

•	00393, CINÉARTS 5 @ PLEASANT HILL, 2314 Monument Blvd., Pleasant Hill, Contra Costa, California, Leased

•	00446, CENTURY HILLTOP 16, 3200 Klose Way, Richmond, Contra Costa, California, Leased

•	00466, WALNUT CREEK 14, 1201 Locust Street, Walnut Creek, Contra Costa, California, Leased

•	00470, CENTURY NORTHGATE , 7000 Northgate Drive, San Rafael, Marin, California, Leased

•	00473, CINÉARTS SEQUOIA, 25 Throckmorton Ave., Mill Valley, Marin, California, Leased

•	00436, MONTEREY 13, 1700 Del Monte Center, Monterey, Monterey, California, Leased

•	00482, HUNTINGTON BEACH, 7777 Edinger Ave., Suite 170, Huntington Beach, Orange, California, Leased

•	00479, CENTURY @ THE RIVER, 71800 Hwy 111, Suite A-137, Rancho Mirage, Riverside, California, Leased

•	00448, DOWNTOWN PLAZA, 445 Downtown Plaza, Sacramento, Sacramento, California, Leased

•	00392, CINÉARTS AT THE EMPIRE, 85 West Portal Ave., San Francisco, San Francisco, California, Leased

•	00437, CENTURY 12 SAN MATEO, 320 East 2nd Avenue, San Mateo, San Mateo, California, Leased

•	00444, CENTURY 20 DALY CITY, 1901 Junipero Serra Blvd., Daly City, San Mateo, California, Leased

•	00440, CENTURY 20 GREAT MALL , 1010 Great Mall Drive, Milpitas, Santa Clara, California, Leased

•	00474, SANTANA ROW 6, 3088 Olsen Drive, San Jose, Santa Clara, California, Leased

•	00445, VALLEJO 14, 109 Plaza Dr., Gateway Plaza Center, Vallejo, Solano, California, Leased

•	00422, CENTURY 10 DOWNTOWN, 555 E. Main St. , Ventura, Ventura, California, Leased

•	00427, CENTURY 16 BAYFAIR MALL, 15555 East 14th Street, Suite 600

•	350 Bayfair Center, San Leandro, Alameda, California , Leased

•	00428, CENTURY AURORA, 14300 East Alameda Ave., Aurora, Adams, Colorado, Leased

•	00478, CENTURY 16 BEL MAR, 440 S. Teller St., Lakewood, Jefferson, Colorado, Leased

•	00439, EVANSTON 18 / CINÉARTS 6, 1715 Maple Ave., Evanston, Cook, Illinois , Leased

•	00481, DEER PARK 16, 21600 W. Field Parkway, Deer Park, Lake/La Salle, Illinois , Leased

•	00480, JORDAN CREEK 20, 101 Jordan Creek Parkway. Bldg. 2000, W. Des Moines, Pole, Iowa, Leased

•	00424, CENTURY ORLEANS, 4500 West Tropicana Blvd., Las Vegas, Clark, Nevada, Leased

•	00438, CENTURY SUNCOAST 16, 9090 Alta Dr., Las Vegas, Clark, Nevada, Leased

•	00442, CENTURY 18 SAM’S TOWN, 5111 Boulder Hwy., Las Vegas, Clark, Nevada, Leased

•	00484, SANTA FE STATION, 4949 N. Rancho, Las Vegas, Clark, Nevada, Leased

•	00486, CENTURY SOUTH COAST, 9705-9777 Las Vegas Blvd. South, Las Vegas, Clark, Nevada, Leased

•	00443, CENTURY RIVERSIDE, 11 N. Sierra St., Reno, Washoe, Nevada, Leased

•	00447, CENTURY 14 DOWNTOWN ALBUQ., 100 Central Ave. SW, Albuquerque, Bernalillo, New Mexico, Leased

•	00432, CENTURY 16 EASTPORT PLAZA, 4040 SE 82nd Ave., Portland, Multnomah, Oregon, Leased

•	00483, CENTURY 16 CEDAR HILLS, 3200 SW Hocken Ave., Beaverton, Washington, Oregon, Leased

•	00487, CENTURY 16 UNION HEIGHTS, 7670 S. Union Park Ave., Sandy, Salt Lake, Utah, Leased

•	1009, Hayward, Alameda, California

•	Ultra Star Cinemas ISA, INC., El Centro, Imperial, California

•	1042, Cinemark, , Apple Valley, San Bernardino, California

•	1150 El Camino Real, San Bruno, San Mateo, California, Sub-Leasehold

•	Yuba City, Sutter, California

•	Oxnard, Ventura, California

•	492, Boulder, Boulder, Colorado, Leasehold

•	1044, Joliet, Will, Illinois, Leasehold

•	Baton Rouge, East Baton Rouge, Louisiana

•	Colony Square Market, Muskingum, Ohio, Leasehold

•	Clackamas Mall, , , Clackamas, Oregon, Leasehold

•	1033, Harker Heights, Bell, Texas, Leasehold

•	1035, San Antonio, , , Bexar, Texas

•	377, Bee Cave, Travis, Texas

•	379, Round Rock, , , Williamson, Texas

•	1032, Cedar Rock, , , Williamson, Texas

•	1041, , , Orem, Utah, Utah, Leasehold

Annex III
A. UCC-1 Filings:
Organization Name
CNMK Holdings, Inc.
CNMK Investments, Inc.
Cinemark Investments Corporation
Cinemark Leasing Company
Cinemark Mexico (USA), Inc.
Cinemark Partners I, Inc.
Cinemark Properties, Inc.
Cinemark USA, Inc.
Cinemark, Inc.
Cinemark, L.L.C.
Greeley Holdings, Inc.
Laredo Theatre, Ltd.
Multiplex Properties, Inc.
Multiplex Services, Inc.
Sunnymead Cinema Corp.
Trans Texas Cinema, Inc.
B. UCC-3 Filings:

	Initial Financing
Organization Name	Statement File Number	Filing Date
CNMK Holding, Inc.	63467909	October 5, 2006
CNMK Investments, Inc.	63467404	October 5, 2006
Cinemark Leasing Company	06-0033217608	October 5, 2006
Cinemark Mexico (USA), Inc.	63467792	October 5, 2006
Cinemark Partners I, Inc.	06-0033217597	October 5, 2006
Cinemark Properties, Inc.	06-0033217486	October 5, 2006
Cinemark, Inc.	63467792	October 5, 2006
Cinemark, L.L.C.	06-003321735	October 5, 2006
Greeley Holdings, Inc.	06-0033217264	October 5, 2006
Laredo Theatre, Ltd.	06-0033217820	October 5, 2006
Multiplex Properties, Ltd.	63467149	October 5, 2006
Multiplex Services, Inc.	06-0033216910	October 5, 2006
Sunnymead Cinema Corp.	067087534828	October 5, 2006
Trans Texas Cinema, Inc.	06-0033216798	October 5, 2006
Cinemark Investments Corporation	2009 3833347	December 1, 2009